                                                                    EXHIBIT 3.18

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE
                                                                  PAGE 2

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE DO HEREBY CERTIFY THAT THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "CHARLOTTE BROADCASTING, LLC" FILED IN THIS OFFICE ON THE TWENTIETH DAY OF DECEMBER, A.D. 2001, AT 9 O'CLOCK A.M.

      AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF FORMATION IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2001.

                                   /s/ Harriet Smith Windsor
                        [SEAL]     ---------------------------------------------
                                   HARRIET SMITH WINDSOR, SECRETARY OF STATE

2498175 8100V                         AUTHENTICATION: 1522690

010660194                                       DATE: 12-21-01

                                STATE OF DELAWARE
                            LIMITED LIABILITY COMPANY
                             CERTIFICATE OF FORMATION

-     FIRST: The name of the limited liability company is Charlotte
      Broadcasting, LLC.

- SECOND: The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, DE 19808. The name of its Registered agent at such address is Corporation Service Company.

-     THIRD: This Certificate of Formation shall be effective on December
      31, 2001

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Formation of Charlotte Broadcasting, LLC this 19th day of December, 2001.

                                        BY: /s/ Donna Mcclurkin-Fletcher
                                            ------------------------------------
                                            AUTHORIZED PERSON(s)

                                      NAME: Donna Mcclurkin-Fletcher
                                            ------------------------------------
                                            TYPE OR PRINT

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 12/20/2001
                                                          010660194 - 2498175
[ILLEGIBLE]

                                       1